                                                                    EXHIBIT 10.1

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 11, 2005, is entered into by and among CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC" or the "Parent"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), ALLRIGHT CORPORATION, a Delaware corporation ("Allright"), KINNEY SYSTEM, INC., a Delaware corporation ("Kinney"), CPS FINANCE, INC., a Delaware corporation ("CPSF"), CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation ("CPST"), (CPC, CPS, Allright, Kinney, CPSF and CPST are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Subsidiary Guarantors, the Lenders party to the Existing Credit Agreement (defined below) (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each, as defined herein).

                               W I T N E S S E T H

         WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents entered into that certain Credit Agreement, dated as of February 28, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of August 12, 2003, as amended by that certain Second Amendment to Credit Agreement, dated as of June 4, 2004, as amended by that certain Third Amendment to Credit Agreement, dated as of January 25, 2005 (as further amended, modified, extended, renewed, restated, replaced or increased from time to time, the "Existing Credit Agreement"); and

         WHEREAS, the Parent has requested, and the Lenders have agreed, to amend the Existing Credit Agreement as provided herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

         SUBPART 2.1 Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new definitions each in their appropriate alphabetical order:

                  "Designated Share Repurchase" means that certain plan approved or to be approved by the Parent's Board of Directors on or about the Fourth Amendment Effective Date, authorizing the Parent to effect the buy-back of the Capital Stock of the Parent in an amount not to exceed $75,000,000 in the aggregate.

                  "Fourth Amendment Effective Date" means August 11, 2005.

         SUBPART 2.2 Amendment to Section 2.05(b)(iii). Subclause (iii) of
Section 2.05(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

                  (iii) Dispositions and Involuntary Dispositions. If the Consolidated Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of each such Disposition or Involuntary Disposition is greater than 3.00 to 1.0, the Borrowers shall prepay the Loans and Cash Collateralize the L/C Obligations as hereinafter provided in an aggregate amount equal to 100% of the Net Cash Proceeds of all Dispositions and Involuntary Dispositions aggregating in excess of $2,500,000 in any one fiscal year to the extent that within 365 days after the date of the applicable Disposition or Involuntary Disposition, the excess is not either (x) used to purchase, repurchase or redeem Capital Stock of the Parent to the extent permitted by Section 8.02(l) or Section 8.02(n) or to pay or make additional dividends or other distributions to the extent permitted by Section 8.06(d)(ii) or Section 8.06(d)(iv) or (y) reinvested in Property useful in the Businesses. Such prepayment shall be due immediately upon the expiration of the 365 day period to the extent the $2,500,000 threshold has been exceeded, and shall be applied as set forth in clause (vi) below).

         SUBPART 2.3 Amendment to Section 8.02. Clause (l) of Section 8.02 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows and a new clause (n) is hereby inserted following clause (m) of Section 8.02:

         8.02     INVESTMENTS.

                  Make any Investments, except:

                                      *****

                  (l) Investments consisting of the purchase, repurchase or redemption of the Capital Stock of the Parent to the extent that (i) if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of, and after giving effect to, such proposed purchase, repurchase or redemption is less than 2.50 to 1.00, the aggregate amount of all such purchases, repurchases or redemptions and all dividends or other distributions made pursuant to Section 8.06(d)(ii) following the Fourth Amendment Effective Date shall not exceed $100,000,000 and (ii) if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of, and after giving effect to, such proposed purchase, repurchase or redemption is greater than or equal to 2.50 to 1.00 but less than
         3.75 to 1.00 (or the then applicable covenant requirement under Section 8.11(a), if less than 3.75 to 1.00), the aggregate amount of all such purchases, repurchases or redemptions and all dividends or other distributions made pursuant to Section 8.06(d)(ii) following the Fourth Amendment Effective Date shall not exceed the sum of $35,000,000 plus an amount equal to the lesser of (x) $15,000,000 and (y) 100% of the Net Cash Proceeds from Dispositions not required to prepay the Loans or Cash Collateralize the L/C Obligations pursuant to Section 2.05(b)(iii) and not otherwise reinvested by the Borrower during the applicable 365 day period following each such Disposition as permitted by Section 2.05(b)(iii); provided, however, that if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of, or after giving effect to, such proposed purchase, repurchase or redemption is greater than or equal to 3.75 to
         1.00 (or the then applicable covenant requirement under Section 8.11(a), if less than 3.75 to 1.00), no such Investments shall be permitted (it is understood and agreed that this clause (l) is a limitation on such Investments on a prospective basis only and that a Default or Event of Default shall not occur under this clause (l) retroactively);

                                      *****

                  (n) Investments consisting the purchase, repurchase or redemption of the Capital Stock of the Parent in connection with the Designated Share Repurchase in an aggregate amount not to exceed $75,000,000.

         SUBPART 2.4 Amendment to Section 8.05. Section 8.05 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

         8.05     DISPOSITIONS.

                  Make any Disposition unless (a) the consideration paid in connection therewith shall be cash or Cash Equivalents and shall be in an amount not less than the fair market value of the Property disposed of, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.15, (c) such transaction does not involve the sale or other disposition of a minority equity interest in any Consolidated Party, (d) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other Property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, (e) the aggregate net book value of any individual Real Property asset sold or otherwise disposed of by the Consolidated Parties in such Disposition shall not exceed $15,000,000 (other than with respect to the Sale Properties), (f) the aggregate net book value of all of the assets sold or otherwise disposed of by the Consolidated Parties in all such transactions during any fiscal year shall not exceed $35,000,000 (other than with respect to the Sale Properties), (g) no later than five (5) Business Days prior to the consummation of any such Disposition that is in an amount of $10,000,000 or more, the Parent shall have delivered to the Administrative Agent (i) a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11(a)-(d) as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information and (ii) a certificate of a Responsible Officer of the Parent specifying the anticipated date of such Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Disposition and (h) the Loan Parties shall comply with the terms of Section 2.05(b)(iii). Pending final application of the Net Cash Proceeds of any Disposition, to the extent required, the Consolidated Parties may apply such Net Cash Proceeds to temporarily reduce the Revolving Loans or to make Investments in Cash Equivalents.

         SUBPART 2.5 Amendment to Section 8.06(d). Clause (d) of Section 8.06 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

         8.06     RESTRICTED PAYMENTS.

                  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, other than:

                                      *****

                  (d) provided that no Event of Default has occurred and is continuing or would occur as a result, the Parent may declare, make and pay (i) annual cash dividends and other cash distributions in an amount not to exceed the lesser of (A) $10,000,000 and (B) fifty percent (50%) of Consolidated Net Income during the preceding fiscal year, (ii) additional cash dividends and other cash distributions to the extent that (A) if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of, and after giving effect to, such proposed dividend or distribution is less than
         2.50 to 1.00, the aggregate amount of all such dividends and other cash distributions pursuant to this clause (ii) plus the aggregate amount of all purchases, repurchases or redemptions made pursuant to Section 8.02(l) following the Fourth Amendment Effective Date shall not exceed $100,000,000 and (B) if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of, and after giving effect to, such proposed dividend or distribution is greater than or equal to 2.50 to 1.00 but less than 3.75 to 1.00 (or the then applicable covenant requirement under Section 8.11(a), if less than 3.75 to 1.00), the aggregate amount of all such dividends and other cash distributions pursuant to this clause (ii) plus the aggregate amount of all purchases, repurchases or redemptions made pursuant to Section 8.02(l) following the Fourth Amendment Effective Date shall not exceed the sum of $35,000,000 plus an amount equal to the lesser of (x) $15,000,000 and (y) 100% of the Net Cash Proceeds from Dispositions not required to prepay the Loans or Cash Collateralize the L/C Obligations pursuant to Section 2.05(b)(iii) and not otherwise reinvested by the Borrower during the applicable 365 day period following each such Disposition as permitted by Section 2.05(b)(iii); provided, however, if the Consolidated Senior Leverage Ratio as of the end of the fiscal quarter most recently ended prior to the date of, or after giving effect to, such proposed dividend or distribution is greater than or equal to 3.75 to 1.00 (or the then applicable covenant requirement under Section 8.11(a), if less than
         3.75 to 1.00), no such additional dividends or distributions shall be permitted (it is understood and agreed that this subclause (ii) is a limitation on such additional cash dividends and other cash distributions on a prospective basis only and that a Default or Event of Default shall not occur under this subclause (ii) retroactively), (iii) dividends on the Preferred Stock on the dates and at the rate set forth in the description of the Preferred Stock contained in Schedule 1.02 and (iv) purchases, repurchases or redemptions by the Parent of its Capital Stock in connection with the Designated Share Repurchase in an amount not to exceed $75,000,000; and

         SUBPART 2.6 Amendment to Section 8.11. Clauses (a), (b) and (d) of
Section 8.11 of the Existing Credit Agreement are hereby amended and restated in their entirety as follows:

         8.11     FINANCIAL COVENANTS.

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be greater than the ratio set forth below opposite such fiscal quarter:

                  September 30, 2005 through December 31, 2005      5.25 to 1.00
                  January 1, 2006 through March 31, 2006            4.50 to 1.00
                  June 30, 2006 and thereafter                      3.50 to 1.00

                  (b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of the Parent ending during a period specified below to be greater than the ratio set forth below opposite such fiscal quarter:

                  September 30, 2005 through December 31, 2005      4.00 to 1.00
                  January 1, 2006 through March 31, 2006            3.25 to 1.00
                  June 30, 2006 and thereafter                      2.50 to 1.00

                                      *****

                  (d) Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of $390,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Parent, by an amount equal to (i) 50% of cumulative Consolidated Net Income (to the extent positive) for each fiscal quarter ended subsequent to September 30, 2004 plus (ii) 100% of the Net Cash Proceeds from Equity Issuances occurring subsequent to September 30, 2004 minus (iii) the aggregate amount of all Restricted Payments following the Fourth Amendment Effective Date made pursuant to clauses (l) and (n) of
         Section 8.02 and subclauses (ii) and (iv) of Section 8.06(d).


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Fourth Amendment Effective Date. This Amendment shall be and become effective as of the Fourth Amendment Effective Date when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment".

         SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

         SUBPART 3.3 Amendment Fee. The Administrative Agent shall have received for the account of each Lender an amendment fee in the amount heretofore agreed to be paid to such Lender.

         SUBPART 3.4 Fees and Expenses. The Parent shall have paid all reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

         SUBPART 3.5 Other Items. The Administrative Agent shall have received such other documents, agreements or information that may be reasonably requested by the Administrative Agent.

                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement and (b) the representations and warranties set forth in Article VI of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2 Reaffirmation of Obligations. The Borrowers hereby ratify the Existing Credit Agreement and acknowledge and reaffirm (a) that they are bound by all terms of the Amended Credit Agreement applicable to them and (b) that they are responsible for the observance and full performance of their respective obligations under the Amended Credit Agreement.

         SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the "Credit Agreement" in the Existing Credit Agreement (and similar references, such as "hereof" and "hereto") and in the other Loan Documents shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by facsimile (including electronic mail) shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.9 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Credit Agreement as of the date first above written.

BORROWERS:                            CENTRAL PARKING CORPORATION,
                                      a Tennessee corporation


                                      By: /s/ Monroe J. Carell, Jr.
                                          ---------------------------------
                                      Name: Monroe J. Carell, Jr.
                                            -------------------------------
                                      Title: Executive Chairman
                                             ------------------------------


                                      CENTRAL PARKING SYSTEM, INC.,
                                      a Tennessee corporation
                                      ALLRIGHT CORPORATION,
                                      a Delaware corporation
                                      KINNEY SYSTEM, INC.,
                                      a Delaware corporation
                                      CPS FINANCE, INC.,
                                      a Delaware corporation
                                      CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation

                                      By: /s/ Monroe J. Carell, Jr.
                                          ---------------------------------
                                      Name: Monroe J. Carell, Jr.
                                            -------------------------------
                                      Title: Executive Chairman
                                             ------------------------------

GUARANTORS:                      CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
                                 a Tennessee corporation
                                 KINNEY PARKING SYSTEM, INC.,
                                 a New York corporation
                                 CENTRAL PARKING SYSTEM OF PENNSYLVANIA,
                                 INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
                                 (F/K/A DIPLOMAT PARKING CORP.),
                                 a DC corporation
                                 CENTRAL PARKING SYSTEM OF TEXAS, INC.,
                                 a Texas corporation
                                 CENTRAL PARKING SYSTEM OF OHIO, INC.,
                                 a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF FLORIDA, INC., a Tennessee corporation
                                 ALLRIGHT NEW YORK PARKING, INC.,
                                 a New York corporation
                                 CENTRAL PARKING SYSTEM OF NEW JERSEY,
                                 INC., a New Jersey corporation
                                 CENTRAL PARKING SYSTEM OF GEORGIA, INC., a Tennessee corporation
                                 USA PARKING SYSTEM, INC. (F/K/A MARLIN, INC.), a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF LOUISIANA, INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF MARYLAND, INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM REALTY OF NEW YORK,
                                 INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF WASHINGTON, INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF MISSOURI, INC.
                                 (F/K/A CPS-ST. LOUIS, INC.),
                                 a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF WISCONSIN, INC., a Tennessee corporation


                                 By: /s/ Monroe J. Carell, Jr.
                                     --------------------------------
                                 Name: Monroe J. Carell, Jr.
                                       ------------------------------
                                 Title: Executive Chairman
                                        -----------------------------
                                 of each of the foregoing Guarantors


                           [signature pages continue]

ADMINISTRATIVE AGENT:                  BANK OF AMERICA, N.A., as
                                       Administrative Agent

                                       By: /s/ Ronaldo Naval
                                           -------------------------------------
                                       Name: Ronaldo Naval
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


LENDERS:                               BANK OF AMERICA, N.A., as a Lender, L/C
                                       Issuer and Swing Line Lender

                                       By: /s/ Thomas C. Kilcrease, Jr.
                                           ------------------------------------
                                       Name: Thomas C. Kilcrease, Jr.
                                             ----------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------

                                      LENDER

                                      By: /s/ Scott Corley
                                          ----------------------------
                                      Name: Scott Corley
                                      Title: Managing Director
                                             Sun Trust Bank

                                      LENDER

                                      By: /s/ Patrick H McGraw
                                          ----------------------------
                                      Name: Patrick H McGraw
                                      Title: Assistant Vice President
                                             US Bank, N.A.

                                      COMERICA BANK

                                      By: /s/ Heather Whiting
                                          ----------------------------
                                      Name: Heather Whiting
                                      Title: Account Officer

                                      BARCLAYS BANK PLC

                                      By: /s/ Vincent Muldoon
                                          ----------------------------
                                      Name: Vincent Muldoon
                                      Title: Director, Multinational
                                             Corporate Team

                                      AMSOUTH BANK

                                      By: /s/ Randall P. Robinson
                                          ----------------------------
                                      Name: Randall P. Robinson
                                      Title: Vice President

                                      LENDER

                                      By: /s/ Raymond Ventura
                                          ----------------------------
                                      Name: Raymond Ventura
                                      Title: Senior Vice President
                                             Mizuho Corporate Bank

                                      NATIONAL CITY BANK OF KENTUCKY

                                      By: /s/ Kevin L. Anderson
                                          ----------------------------
                                      Name: Kevin L. Anderson
                                      Title: Senior Vice President

                                      REGIONS BANK

                                      By: /s/ Carol S Geraghty
                                          ----------------------------
                                      Name: Carol S Geraghty
                                      Title: Vice President

                                      FIFTH THIRD BANK, N.A.

                                      By: /s/ Julie Varner
                                          ----------------------------
                                      Name: Julie Varner
                                      Title: Assistant Vice President

                                      FIRST TENNESSEE BANK N.A.

                                      By: /s/ Russell S. Rogers
                                          ----------------------------
                                      Name: Russell S. Rogers
                                      Title: Vice President

                                      LANDMARK CDO LIMITED

                                      By Aladdin Capital Management LLC
                                         as Manager

                                      /s/ Christine M. Barto
                                      --------------------------------
                                      Name: Christine M. Barto
                                      Title: Authorized Signatory


                                      LANDMARK II CDO LIMITED

                                      By Aladdin Capital Management LLC
                                         as Manager

                                      /s/ Christine M. Barto
                                      --------------------------------
                                      Name: Christine M. Barto
                                      Title: Authorized Signatory

                                      LANDMARK III CDO LIMITED

                                      By Aladdin Capital Management LLC
                                         as Manager

                                      /s/ Christine M Barto
                                      -------------------------------
                                      Name: Christine M. Barto
                                      Title: Authorized Signatory

                                      AMMC CDO II, LIMITED
                                      By: American Money Management Corp.,
                                          as Collateral Manager

                                      By: /s/ David P. Meyer
                                          ----------------------------
                                      Name: David P. Meyer
                                      Title: Senior Vice President

                                      AMMC CLO III, LIMITED
                                      By: American Money Management Corp.,
                                          as Collateral Manager

                                      By: /s/ David P. Meyer
                                          ----------------------------
                                      Name: David P. Meyer
                                      Title: Senior Vice President

                                      AMERIPRISE CERTIFICATE COMPANY
                                      By: RiverSource Investments, LLC as
                                          Collateral Manager


                                      By: /s/ Yvonne E. Stevens
                                          ----------------------------
                                      Name: Yvonne E. Stevens
                                      Title: Senior Managing Director

                                      CENTURION CDO II, LTD.
                                      By: RiverSource Investments, LLC as
                                          Collateral Manager


                                      By: /s/ Vincent P. Pham
                                          ----------------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

                                      CENTURION CDO VI, LTD.
                                      By: RiverSource Investments, LLC as
                                          Collateral Manager


                                      By: /s/ Vincent P. Pham
                                          ----------------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

                                      IDS LIFE INSURANCE COMPANY
                                      By: RiverSource Investments, LLC as
                                          Collateral Manager

                                      LENDER

                                      By: /s/ Yvonne E. Stevens
                                          ----------------------------
                                      Name: Yvonne E. Stevens
                                      Title: Senior Managing Director

                                      SEQUILS-CENTURION V, LTD.
                                      By: RiverSource Investments, LLC as
                                          Collateral Manager

                                      LENDER

                                      By: /s/ Vincent P. Pham
                                          ----------------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

                                      VENTURE CDO 2002 LIMITED
                                      BY ITS INVESTMENT ADVISOR, MJX ASSET
                                      MANAGEMENT LLC

                                      By: /s/ Atha Baugh
                                          ----------------------------
                                      Name: Atha Baugh
                                      Title: Director

                                      VENTURE II CDO 2002 LIMITED
                                      BY ITS INVESTMENT ADVISOR, MJX ASSET
                                      MANAGEMENT LLC

                                      By: /s/ Atha Baugh
                                          ----------------------------
                                      Name: Atha Baugh
                                      Title:  Director

                                      47TH STREET FUNDING II INC.

                                      By: /s/ David M. Millison
                                          ----------------------------
                                      Name: David M. Millison
                                      Title: Managing Director


                                      BANK OF MONTREAL
                                      By: Him Monegy, Inc as agent

                                      By: /s/ Greg Walker
                                          ----------------------------
                                      Name: Greg Walker
                                      Title: Vice-President, HIM Monegy Inc

                                      BLACK DIAMOND CLO 2005-1 LTD.
                                      BY: BLACK DIAMOND CAPITAL MANAGEMENT,
                                      L.L.C., AS ITS COLLATERAL MANAGER

                                      By: /s/ James J. Zenni, Jr.
                                          -----------------------
                                      Name: James J. Zenni, Jr.
                                      Title: President & Managing Partner
                                             Black Diamond Capital
                                             Management, L.L.C.

                                      BLACK DIAMOND CLO 2005-2 LTD.
                                      BY: BLACK DIAMOND CAPITAL MANAGEMENT,
                                      L.L.C., AS ITS COLLATERAL MANAGER

                                      By: /s/ James J. Zenni, Jr.
                                          -----------------------
                                      Name: James J. Zenni, Jr.
                                      Title: President & Managing Partner
                                             Black Diamond Capital
                                             Management, L.L.C.


                                      BLACK DIAMOND INTERNATIONAL FUNDING
                                      LTD.

                                      By: /s/ Alan Corkish
                                          ----------------------------
                                      Name: Alan Corkish
                                      Title: Director

                                      BLACKROCK SENIOR LOAN TRUST
                                      MAGNETITE IV CLO, LIMITED
                                      MAGNETITE V CLO, LIMITED

                                      By: /s/ Tom Colwell
                                          ----------------------------
                                      Name: Tom Colwell
                                      Title: Authorized Signatory

                                      HANOVER SQUARE CLO LTD.
                                      BY: BLACKSTONE DEBT ADVISORS L.P.
                                      AS COLLATERAL MANAGER

                                      By: /s/ Dean Criares
                                          --------------------------
                                      Name: Dean Criares
                                      Title: Managing Director


                                      MONUMENT PARK CDO LTD.
                                      BY: BLACKSTONE DEBT ADVISORS L.P.
                                      AS COLLATERAL MANAGER

                                      By: /s/ Dean Criares
                                          --------------------------
                                      Name: Dean Criares
                                      Title: Managing Director


                                      UNION SQUARE CDO LTD.
                                      BY: BLACKSTONE DEBT ADVISORS L.P.
                                      AS COLLATERAL MANAGER

                                      By: /s/ Dean Criares
                                          -------------------------
                                      Name: Dean Criares
                                      Title: Managing Director

                                      AURUM CLO 2002-1, LTD.
                                      BY: COLUMBIA MANAGEMENT ADVISORS, INC.
                                      AS INVESTMENT MANAGER

                                      By: /s/ Eric S. Meyer
                                          -------------------------
                                      Name: Eric S. Meyer
                                      Title: Vice President

                                      FLAGSHIP CLO IV
                                      BY: Flagship Capital Management, Inc.

                                      By: /s/ Eric S. Meyer
                                          --------------------------
                                      Name: Eric S. Meyer
                                      Title: Director


                                      APEX (IDM) CDO I, LTD.
                                      BABSON CLO LTD. 2003-I
                                      BABSON CLO LTD. 2004-II
                                      SUFFIELD CLO, LIMITED
                                      By: Babson Capital Management LLC
                                          as Collateral Manager

                                      By: /s/ David P. Wells
                                          ------------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                      MAPLEWOOD (CAYMAN) LIMITED
                                      By: Babson Capital Management LLC
                                          as Investment Manager

                                      By: /s/ David P. Wells
                                          ----------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                      COMPANY
                                      By: Babson Capital Management LLC
                                          as Investment Adviser

                                      By: /s/ David P. Wells
                                          ----------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                      SIMSBURY CLO, LIMITED
                                      By: Babson Capital Management LLC under
                                          delegated authority from Massachusetts
                                          Mutual Life Insurance Company as
                                          Collateral Manager

                                      By: /s/ David P. Wells
                                          ----------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                      BILL & MELINDA GATES FOUNDATION
                                      By: Babson Capital Management LLC
                                          as Investment Adviser

                                      By: /s/ David P. Wells
                                          ----------------------------
                                      Name: David P. Wells, CFA
                                      Title: Managing Director

                                      FLAGSHIP CLO 2001-1
                                      BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

                                      By: /s/ Eric S. Meyer
                                          ----------------------------
                                      Name: Eric S. Meyer
                                      Title: Director

                                      FLAGSHIP CLO II
                                      BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

                                      By: /s/ Eric S. Meyer
                                          -----------------------------
                                      Name: Eric S. Meyer
                                      Title: Director

                                      LONG LANE MASTER TRUST IV

                                      By: /s/ Ann E. Morris
                                          -----------------------------
                                      Name: Ann E. Morris
                                      Title: Authorized Agent

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      AS ADMINISTRATOR FOR, MERRITT CLO
                                      HOLDING LLC

                                      By: /s/ Robert M. Kadlick
                                          -----------------------------
                                      Name: ROBERT M. KADLICK
                                      Title: DULY AUTHORIZED SIGNATORY

                                      HARCH-CLO II LIMITED

                                      By: /s/ Michael E. Lewitt
                                          ----------------------------
                                      Name: Michael E. Lewitt
                                      Title: AUTHORIZED SIGNATORY

                                      BLUE SQUARE FUNDING LIMITED SERIES 3

                                      By: /s/ Alice L. Wagner
                                          ----------------------------
                                      Name: Alice L. Wagner
                                      Title: Vice President

                                      HIGHLAND LEGACY LIMITED
                                      By: Highland Capital Management, L.P.,
                                          As Collateral Manager
                                      By: Strand Advisors, Inc., Its General
                                          Partner

                                      By: /s/ Chad Schramek
                                          ---------------------------
                                      Name: Chad Schramek
                                      Title: Assistant Treasurer
                                             Strand Advisors, Inc., General
                                             Partner of Highland Capital
                                             Management, L.P.

                                      HIGHLAND OFFSHORE PARTNERS, L.P.
                                      By: Highland Capital Management, L.P.,
                                          As Collateral Manager
                                      By: Strand Advisors, Inc., Its General
                                          Partner

                                      By: /s/ Chad Schramek
                                          -------------------------
                                      Name: Chad Schramek
                                      Title: Assistant Treasurer
                                             Strand Advisors, Inc., General
                                             Partner of Highland Capital
                                             Management, L.P.

                                      RESTORATION FUNDING CLO, LTD
                                      By: Highland Capital Management, L.P.,
                                          As Collateral Manager
                                      By: Strand Advisors, Inc., Its General
                                          Partner

                                      By: /s/ Chad Schramek
                                          -----------------------
                                      Name: Chad Schramek
                                      Title: Assistant Treasurer
                                             Strand Advisors, Inc., General
                                             Partner of Highland Capital
                                             Management, L.P.

                                      MORGAN STANLEY PRIME INCOME TRUST

                                      By: /s/ Jinny K. Kim
                                          ------------------------
                                      Name: Jinny K. Kim
                                      Title: Vice President

                                      NATIONWIDE MUTUAL INSURANCE COMPANY

                                      By: [ILLEGIBLE]
                                          ------------------
                                      Name: [ILLEGIBLE]
                                      Title: [ILLEGIBLE]


                                      BOSTON HARBOR CLO 2004-1, LTD.

                                      /s/ Beth Mazor
                                      -----------------------
                                      By: Beth Mazor
                                      Title: V.P.

                                      SANKATY ADVISORS, LLC AS COLLATERAL
                                      Manager for AVERY POINT CLO LTD.,
                                      as Term Lender


                                      By: /s/ Diane J. Exter
                                          -------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR/PORTFOLIO
                                             MANAGER

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR CASTLE HILL I -
                                        INGOTS, LTD., AS TERM LENDER


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR CASTLE HILL II-
                                        INGOTS, LTD., AS TERM LENDER


                                        By: /s/ Diane J. Exter
                                            ----------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR CASTLE HILL III CLO,
                                        LIMITED, AS TERM LENDER


                                        By: /s/ Diane J. Exter
                                            ----------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                        HARBOUR TOWN FUNDING LLC

                                        By: /s/ M. Cristina Higgins
                                            ----------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR LOAN FUNDING XI LLC,
                                        AS TERM LENDER


                                        By: /s/ Diane J. Exter
                                            ----------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR RACE POINT CLO,
                                        LIMITED, AS TERM LENDER


                                        By: /s/ Diane J. Exter
                                            ----------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR RACE POINT II CLO,
                                        LIMITED, AS TERM LENDER


                                        By: /s/ Diane J. Exter
                                            ----------------------------------
                                        Name: DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                        WB LOAN FUNDING 2, LLC

                                        By: /s/ Diana M. Himes
                                            ----------------------------------
                                        Name: Diana M. Himes
                                        Title: Associate

                                        EAGLE LOAN TRUST
                                        BY: STANFIELD CAPITAL PARTNERS, LLC
                                            AS ITS COLLATERAL MANAGER


                                        By: /s/ Christopher A. Bondy
                                            ----------------------------------
                                        Name: Christopher A. Bondy
                                        Title: Partner

                                        STANFIELD ARBITRAGE CDO, LTD.
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                            AS ITS COLLATERAL MANAGER


                                        BY: /s/ Christopher A. Bondy
                                            ----------------------------------
                                        Name: Christopher A. Bondy
                                        Title: Partner

                                        STANFIELD BRISTOL CLO, LTD.
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher A. Bondy
                                            ----------------------------------
                                        Name: Christopher A. Bondy
                                        Title: Partner

                                        STANFIELD CARRERA CLO, LTD.
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                            AS ITS ASSET MANAGER


                                        By: /s/ Christopher A. Bondy
                                            -------------------------------
                                        Name: Christopher A. Bondy
                                        Title: Partner

                                        STANFIELD CLO LTD.
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                            AS ITS COLLATERAL MANAGER


                                        By: /s/ Christopher A. Bondy
                                            -------------------------------
                                        Name: Christopher A. Bondy
                                        Title: Partner

                                        STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                            AS ITS COLLATERAL MANAGER


                                        By: /s/ Christopher A. Bondy
                                            -------------------------------
                                        Name: Christopher A. Bondy
                                        Title: Partner

                                        WINDSOR LOAN FUNDING, LIMITED
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                            AS ITS INVESTMENT MANAGER


                                        By: /s/ Christopher A. Bondy
                                            -------------------------------
                                        Name: Christopher A. Bondy
                                        Title: Partner

                                        SUNAMERICA LIFE INSURANCE COMPANY
                                        BY: AIG GLOBAL INVESTMENT CORP., INC.
                                            ITS INVESTMENT ADVISOR, AS A LENDER

                                        By: /s/ W. Jeffrey Baxter
                                            -------------------------------
                                        Name: W. Jeffrey Baxter
                                        Title: Vice President

                                        GALAXY CLO 1999-1, LTD.
                                        BY: AIG GLOBAL INVESTMENT CORP., INC.
                                            ITS COLLATERAL MANAGER, AS A LENDER

                                        By: /s/ W. Jeffrey Baxter
                                            -------------------------------
                                        Name: W. Jeffrey Baxter
                                        Title: Vice President

                                        GALAXY CLO 2003-1, LTD.
                                        BY: AIG GLOBAL INVESTMENT CORP., INC.
                                            ITS COLLATERAL MANAGER, AS A LENDER

                                        By: /s/ W. Jeffrey Baxter
                                            -------------------------------
                                        Name: W. Jeffrey Baxter
                                        Title: Vice President

                                           KZH SOLEIL LLC, as a Lender

                                           By: /s/ Susan Lee
                                               -------------------------------
                                           Name: SUSAN LEE
                                           Title: AUTHORIZED AGENT

                                           KZH SOLEIL-2 LLC, as a Lender

                                           By: /s/ Susan Lee
                                               -------------------------------
                                           Name: SUSAN LEE
                                           Title: AUTHORIZED AGENT

                                           VAN KAMPEN
                                           SENIOR INCOME TRUST
                                           BY: VAN KAMPEN ASSET MANAGEMENT


                                           BY: /s/ Christina Jamieson
                                               -------------------------------
                                           Name: Christina Jamieson
                                           Title: Executive Director

                                           VAN KAMPEN
                                           SENIOR LOAN FUND
                                           By: VAN KAMPEN ASSET MANAGEMENT


                                           BY: /s/ Christina Jamieson
                                               -------------------------------
                                           Name: Christina Jamieson
                                           Title: Executive Director